EATON VANCE MUNICIPAL BOND FUND L.P.


                   SUPPLEMENT TO PROSPECTUS DATED MAY 1, 1997



1. Effective immediately, under the table "Shareholder and Fund Expenses" the Maximum Sales Charge Imposed on Purchases is 4.75%. As a result, in the EXAMPLE section of the table the expenses paid by a shareholder would be slightly higher.

2. Effective immediately, the sales charge table under "How to Buy Fund Shares" is replaced (except for the footnotes) with the following:

                                               Sales Charge          Sales Charge         Dealer Commission
                                             as Percentage of      as Percentage of       as Percentage of
Amount of Purchase                            Offering Price        Amount Invested        Offering Price
-----------------------------------------------------------------------------------------------------------

Less than $25,000                                  4.75%                 4.99%                 4.50%
$25,000 but less than $100,000                     4.50                  4.71                  4.25
$100,000 but less than $250,000                    3.75                  3.90                  3.50
$250,000 but less than $500,000                    3.00                  3.09                  2.75
$500,000 but less than $1,000,000                  2.00                  2.04                  2.00
$1,000,000 or more                                 0.00*                 0.00*                 0.50



September 1, 1997                                                        MB1/1PS